UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2023

PRESSURE BIOSCIENCES, INC.

(Exact name of Registrant as specified in its charter)

Massachusetts	001-38185	04-2652826
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14 Norfolk Avenue

South Easton, MA 02375

(Address of principal executive offices, including zip code)

(508) 230-1828

(Registrant’s telephone number, including area code)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 18, 2023, the Board of Directors (the “Board”) of Pressure BioSciences, Inc. (the “Company”) approved an amendment (the “Amendment”) to the Pressure BioSciences, Inc. 2021 Equity Incentive Plan (the “Plan”). The Plan originally provided that no one person could be granted awards pursuant to the Plan during any one fiscal year to purchase more than 300,000 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”). Pursuant to the amendment, the yearly limit for any one person was raised to 500,000 shares of Common Stock.

On the same date, the Board granted stock options to a number of employees and consultants along with the stock options detailed below to four members of the Board (Jeffrey Peterson, Kevin Pollack, Vito Mangiardi, and Mickey Urdea) and to each of the Company’s named executive officers (Richard Schumacher, Edmund Ting, and Alexander Lazarev) with each option having an exercise price of $0.25 per share (one cent higher than the $0.24 closing price of the Common Stock on October 17, 2023). Each award of options expires on October 18, 2033. The options for the members of the Board vest in equal amounts over twelve (12) months. The options for Mr. Schumacher and Drs. Ting and Lazarev were each vested 25% on the date of issuance and 25% of the options vest each year for the next three (3) years.

The Board members were granted the following options to purchase shares of Common Stock: Mr. Peterson – 162,980; Mr. Pollack – 86,103; Mr. Mangiardi – 79,953; and Mr. Urdea – 73,802. The named executive officers were granted the following options to purchase shares of Common Stock: Mr. Schumacher – 338, 261; and each of Drs. Ting and Lazarev – 92,253.

In addition, on the same date, the Board approved the repricing of all outstanding options (including those held by the Board members and the named executive officers) to $0.25. The previous exercise prices of the outstanding stock options held by the Board members and the named executive officers ranged from $0.69 to $1.50.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRESSURE BIOSCIENCES, INC.

Date: October 23, 2023	By:	/s/ Richard T. Schumacher
Richard T. Schumacher
President and Chief Executive Officer